Guidance ï Vision ï Experience	American Beacon Zebra Small Cap Equity Fund	Ticker Symbol: A Class: AZSAX C Class: AZSCX Institutional: AZSIX Y Class: AZSYX Investor: AZSPX

SUMMARY PROSPECTUS	DECEMBER 30, 2010 (Supplemented October 20, 2011)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated December 30, 2010, and supplemented October 20, 2011, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 13 of the prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 22 of the statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A	C	Institutional	Y	Investor	Retirement
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge load[1] (as a % of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

	A	C	Institutional	Y	Investor	Retirement
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.50%
Other expenses[2]	1.13%	1.13%	0.88%	0.98%	1.26%	1.13%
Total annual fund operating expenses	1.98%	2.73%	1.48%	1.58%	1.86%	2.23%
Expense Waiver and Reimbursement	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%

Total fund operating expenses after expense waiver and reimbursement[3]	1.49%	2.24%	0.99%	1.09%	1.37%	1.74%

[1]	The CDSC is eliminated 12 months after purchase.

[2]	Based on estimated expenses for the fiscal year ending August 31, 2011.

[3]	The Manager has contractually agreed to waive and/or reimburse the A Class, Institutional Class, Y Class, Investor Class, and Retirement Class of the Fund for Distribution Fees and Other Expenses, as applicable, through December 30, 2011 to the extent that Total Annual Fund Operating Expenses exceed 1.49% for the A Class, 2.24% for the C Class, 0.99% for the Institutional Class, 1.09% for the Y Class, 1.37% for the Investor Class, and 1.74% for the Retirement Class. The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years
A	$718	$1,116
C	$327	$801
Institutional	$101	$420
Y	$111	$451
Investor	$139	$537
Retirement	$177	$650
Assuming no redemption of shares:
C	$227	$801

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period June 1, 2010 through August 31, 2010, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

Ordinarily, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies have market capitalizations similar to the market capitalizations of the companies in the Russell 2000® Index at the time of investment. The Russell 2000 Index is comprised of the 2000 companies at the bottom of the Russell 3000® Index based on total market capitalization. As of October 31, 2010, the market capitalizations of the companies in the Russell 2000 Index ranged from $27 million to $4.1 billion.

Summary Prospectus ï December 30, 2010	American Beacon Zebra Small Cap Equity Fund

The Fund’s sub-advisor, Zebra Capital Management, LLC (“Zebra”), seeks to capture a liquidity premium among fundamentally strong, publicly-traded equities. A liquidity premium is the additional return that may be realized on the sales of securities that are less liquid at the time of purchase. A liquidity premium may exist in public equity markets, as more liquid stocks tend to be priced at a premium, while less liquid stocks are priced at a discount, thus having higher expected appreciation. Despite producing similar levels of earnings and cash flows, these less liquid stocks can often be purchased at lower prices, offering higher expected appreciation. Frequently, a fundamentally-sound stock is less traded because it has temporarily fallen out of favor. Over time, the market may recognize the inherent value of the stock again, where the Fund would stand to benefit from the liquidity premium as the stock’s trading activity and price rise.

Zebra chooses the securities that comprise the Fund’s portfolio first by identifying stocks with strong fundamentals (i.e. earnings, book value, cash flows) that Zebra believes are undervalued in the market relative to their long term appreciation potential. Zebra then applies the liquidity premium analysis to identify the stocks that trade less frequently than stocks with comparable fundamentals.

Stocks are typically sold when fundamentals deteriorate, trading activity increases relative to changes in a stock’s fundamentals, or Zebra believes there are greater opportunities to capture liquidity premium in other stocks.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

Equity Securities and Market Risk
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, U.S. dollar-denominated foreign stocks traded on U.S. exchanges (“ADRs”) and exchange traded funds (“ETFs”).

Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities. Investments in shares of an ETF generally reflect the risks of the underlying securities held by the ETF, which may be different from the risks associated with investing in the Fund.

Foreign Investing Risk
Investing in the securities of foreign companies and ADRs carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may not realize the liquidity premium or have to sell at a loss.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value style could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Securities Selection Risk
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Summary Prospectus ï December 30, 2010	American Beacon Zebra Small Cap Equity Fund

Fund Performance

Performance information for the Fund is not provided because the Fund has not been in operation for a full calendar year.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s sub-advisor is:

►	Zebra Capital Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
William F. Quinn Executive Chairman	Since Fund Inception (2010)
Wyatt L. Crumpler Vice President, Asset Management	Since Fund Inception (2010)
Adriana R. Posada Sr. Portfolio Manager	Since Fund Inception (2010)

Zebra Capital Management, LLC
Roger Ibbotson, Ph.D. Chief Investment Officer	Since Fund Inception (2010)
Wendy Hu, Ph.D. Sr. Research Officer	Since 2010
Eric Stokes Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. You also may purchase, redeem or exchange shares of all classes offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares and $2,500 for A Class, C Class, Investor Class and Retirement Class shares. The minimum subsequent investment by wire is $500 for Investor, A Class and C Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï December 30, 2010	American Beacon Zebra Small Cap Equity Fund

Summary Prospectus ï December 30, 2010	American Beacon Zebra Small Cap Equity Fund